John Hancock Funds II
Supplement dated October 9, 2015 to the current Class NAV prospectus

International Small Cap Fund (the fund)

The name of the benchmark in the Average annual total returns table for the fund is S&P Citigroup Global ex US <$2 Billion Index.

You should read this supplement in conjunction with the fund’s prospectus and retain it for future reference.